8-K – page # of 3

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

April 19, 2005

    SEACOAST BANKING CORPORATION OF FLORIDA

(Exact Name of Registrant as Specified in Charter)

Florida	1-13660	59-2260678
(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification No.)

815 Colorado Avenue, Stuart, FL	34994
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code     (772) 287-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SEACOAST BANKING CORPORATION OF FLORIDA

Item 2.02

Results of Operations and Financial Condition

On April 19, 2005, the Registrant announced its financial results for the first quarter ended March 31, 2005.  A copy of the press release announcing the Registrant’s results for the first quarter ended March 31, 2005 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.01

Regulation FD Disclosure

On April 20, 2005, the Registrant held an investor conference call to discuss its financial results for the first quarter ended March 31, 2005.  A transcript of this conference call is attached hereto as Exhibit 99.2 and incorporated herein by reference.  Also attached as Exhibit 99.3 are charts (available on the Registrant’s website) referenced in the conference call and incorporated herein by reference.  All information included in the transcript and the charts is presented as of March 31, 2005, and the Registrant does not assume any obligation to correct or update said information in the future.

The information in the preceding paragraph, as well as Exhibits 99.2 and 99.3 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in filing under the Securities Act of 1933.

Item 9.01

Financial Statements and Exhibits

(c) The following exhibits are filed herewith:

Exhibit Number	Description
99.1	Press Release dated April 19, 2005 with respect to Seacoast Banking Corporation of Florida’s financial results for the first quarter ended March 31, 2005.
99.2	Transcript of Registrant’s investor conference call held on April 20, 2005 to discuss the Registrant’s financial results for the first quarter ended March 31, 2005.
99.3	Data of charts referenced in the conference call held on April 20, 2005 to discuss the Registrant’s financial results for the first quarter ended March 31, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA

(Registrant)

Dated:

April 22, 2005

By:

/s/ William R. Hahl

Name:  William R. Hahl

Title:  EVP & CFO